Exhibit 21.1

Dell Technologies Inc. Subsidiary List

Company Name	Country
Bracknell Boulevard (Block C) LLC	United States
Bracknell Boulevard (Block D) LLC	United States
Bracknell Boulevard Management Company Limited	United Kingdom
Branch of Dell Free Zone Company LLC	Saudi Arabia
Branch office of foreign company Dell Emerging Markets (EMEA) Limited United Kingdom – Branch Office Skopje	North Macedonia, Republic of
DCC Executive Security Inc.	United States
Dell (Chengdu) Company Limited	China
Dell (China) Company Limited	China
Dell (China) Company Limited - Beijing Branch戴尔（中国）有限公司北京分公司	China
Dell (China) Company Limited - Beijing Information Technology Branch Office	China
Dell (China) Company Limited - Dalian Branch	China
Dell (China) Company Limited - Guangzhou Branch	China
Dell (China) Company Limited - Hangzhou Branch	China
Dell (China) Company Limited - Jinan Branch	China
Dell (China) Company Limited - Nanjing Branch	China
Dell (China) Company Limited - Shanghai Branch	China
Dell (China) Company Limited - Shenyang Branch	China
Dell (China) Company Limited - Shenzhen Branch	China
Dell (China) Company Limited - Wuhan Branch	China
Dell (China) Company Limited - Xian Branch	China
Dell (Switzerland) GmbH	Switzerland
Dell (Xiamen) Company Limited	China
Dell (Xiamen) Company Limited - Dalian Branch	China
Dell A/S	Denmark
Dell AB	Sweden
Dell America Latina Corp.	United States
Dell America Latina Corp., Sucursal Argentina	Argentina
Dell AS	Norway
Dell Asia Holdings Pte. Ltd.	Singapore
Dell Asia Pacific Sdn. Bhd.	Malaysia
Dell Asset Revolving Trust-B	United States
Dell Asset Syndication L.L.C.	United States
Dell Australia Pty Limited	Australia
Dell B.V.	Netherlands
Dell B.V. SUPERVISORY BOARD	Netherlands
Dell B.V., Taiwan Branch	Taiwan (Province of China)
Dell Bank International Designated Activity Company	Ireland
Dell Bank International Designated Activity Company, Czech Republic Branch	Czech Republic
Dell Bank International Designated Activity Company, Sucursal en España	Spain
Dell Canada Inc.	Canada

Exhibit 21.1

Dell Catalog Sales LP Representative Office	Philippines
Dell Colombia Inc.	United States
Dell Colombia Inc. - COLOMBIA BRANCH	Colombia
Dell Computadores do Brasil - Fortaleza Branch	Brazil
Dell Computadores do Brasil - Hortolandia/SP Branch (A)	Brazil
Dell Computadores do Brasil - Hortolandia/SP Branch (B)	Brazil
Dell Computadores do Brasil - Rio de Janeiro Branch	Brazil
Dell Computadores do Brasil - Sao Paulo Branch (Barueri - Alameda Rio Negro)	Brazil
Dell Computadores do Brasil - Sao Paulo Branch (Cajamar)	Brazil
Dell Computadores do Brasil - Sao Paulo Branch (Rua Verbo Divino)	Brazil
Dell Computadores do Brasil - São Paulo Branch (Santana do Parnaíba)	Brazil
Dell Computadores do Brasil Ltda.	Brazil
Dell Computer (Pty) Limited	South Africa
Dell Computer de Chile Ltda.	Chile
Dell Computer Holdings L.P.	United States
Dell Computer SAU	Spain
DELL Computer, spol. s r.o.	Czech Republic
Dell Conduit Funding-B L.L.C.	United States
Dell Conduit Funding-C L.L.C.	United States
Dell Corporation (Thailand) Co., Ltd.	Thailand
Dell Corporation Limited	United Kingdom
Dell Costa Rica SA	Costa Rica
Dell Depositor L.L.C.	United States
Dell DFS Corporation	United States
Dell DFS Group Holdings L.L.C.	United States
Dell DFS Holdings Kft	Hungary
Dell DFS Holdings L.L.C.	United States
Dell El Salvador, Limitada	El Salvador
Dell Emerging Markets (EMEA) Limited	United Kingdom
Dell Emerging Markets (EMEA) Limited	Jordan
Dell Emerging Markets (EMEA) Limited	Tunisia
Dell Emerging Markets (EMEA) Limited - Representative Office	Lebanon
Dell Emerging Markets (EMEA) Limited (Kazakhstan Representative Office)	Kazakhstan
Dell Emerging Markets (EMEA) Limited (Kenya Branch)	Kenya
Dell Emerging Markets (EMEA) Limited (Trade Representative Office Bulgaria)	Bulgaria
Dell Emerging Markets (EMEA) Limited (Uganda Representative Office)	Uganda
Dell Emerging Markets (EMEA) Limited External Company (Ghana)	Ghana
DELL EMERGING MARKETS (EMEA) LIMITED za usluge, Podružnica Zagreb	Croatia
Dell Equipment Finance Trust 2018-2	United States
Dell Equipment Finance Trust 2019-1	United States
Dell Equipment Finance Trust 2019-2	United States
Dell Equipment Finance Trust 2020-1	United States
Dell Equipment Finance Trust 2020-2	United States
Dell Equipment Finance Trust 2021-1	United States

Exhibit 21.1

Dell Equipment Finance Trust 2021-2	United States
Dell Equipment Finance Trust 2022-1	United States
Dell Equipment Finance Trust 2022-2	United States
Dell Equipment Finance Trust 2023-1	United States
Dell Equipment Finance Trust 2023-2	United States
Dell Equipment Finance Trust 2023-3	United States
Dell Equipment Funding LP	United States
Dell Equipment GP LLC	United States
Dell Federal Systems Corporation	United States
Dell Federal Systems GP L.L.C.	United States
Dell Federal Systems L.P.	United States
Dell Federal Systems LP L.L.C.	United States
Dell Financial Services Canada Limited	Canada
Dell Financial Services Holding Pty Ltd	Australia
Dell Financial Services International Ireland Designated Activity Company	Ireland
Dell Financial Services L.L.C.	United States
Dell Financial Services Pte. Ltd.	Singapore
Dell Financial Services Pty Ltd	Australia
Dell Financial Services Pty Ltd (Registered overseas ASIC company)	New Zealand
Dell FZ-LLC	United Arab Emirates
Dell FZ-LLC - Abu Dhabi Branch	United Arab Emirates
Dell FZ-LLC - BAHRAIN BRANCH	Bahrain
Dell FZ-LLC - Qatar Branch	Qatar
DELL Gesellschaft mbH	Austria
Dell Global B.V.	Netherlands
Dell Global B.V. - Bangladesh Liaison Office	Bangladesh
Dell Global B.V. - Philippines Representative Office	Philippines
Dell Global B.V. - Sri Lanka Liaison / Representative Office	Sri Lanka
Dell Global B.V. (Singapore Branch)	Singapore
Dell Global Business Center Sdn. Bhd.	Malaysia
Dell Global Holdings III B.V.	Netherlands
Dell Global Holdings XV L.L.C.	United States
Dell Global Holdings XVI L.L.C.	United States
Dell GmbH	Germany
Dell GmbH SUPERVISORY BOARD	Germany
Dell Guatemala, Ltda.	Guatemala
Dell Hong Kong Limited	Hong Kong
Dell Hungary Technology Solutions Trade LLC	Hungary
Dell III - Comercio de Computadores, Unipessoal Lda	Portugal
Dell Inc.	United States
Dell International Holdings II Limited	United Kingdom
Dell International Holdings Kft	Hungary
Dell International Holdings Limited	United Kingdom
Dell International Holdings VIII B.V.	Netherlands
Dell International Inc. (Korea)	Korea, Republic of

Exhibit 21.1

Dell International Inc. (Korea) (Business Registration Number in Hong Kong: 73662962)	Hong Kong
Dell International L.L.C.	United States
Dell International Services India Private Limited	India
Dell International Services Philippines, Inc.	Philippines
Dell Latinoamerica, S. de R.L.	Panama
Dell Leasing Mexico S. de RL de C.V.	Mexico
Dell LLC	Russian Federation
Dell Marketing Corporation	United States
Dell Marketing GP L.L.C.	United States
Dell Marketing L.P.	United States
Dell Marketing LP L.L.C.	United States
Dell Mexico S.A. de C.V.	Mexico
Dell Morocco SAS	Morocco
Dell New Zealand Limited	New Zealand
Dell NV	Belgium
Dell Panama S de RL	Panama
Dell Peru S.A.C.	Peru
Dell Procurement (Xiamen) Company Limited	China
Dell Procurement (Xiamen) Company Limited - Shanghai Branch	China
Dell Procurement (Xiamen) Company Limited - Shenzhen Branch	China
Dell Product and Process Innovation Services Corp.	United States
Dell Products (Poland) Sp.z.o.o.	Poland
Dell Products Corporation	United States
Dell Products GP L.L.C.	United States
Dell Products L.P.	United States
Dell Products LP L.L.C.	United States
Dell Products Unlimited Company	Ireland
Dell Products Unlimited Company Eesti filiaal	Estonia
Dell PS Limited	United Arab Emirates
Dell Puerto Rico Corp.	Puerto Rico
Dell Revolver Company L.P.	United States
Dell Revolver GP L.L.C.	United States
Dell Revolving Transferor L.L.C.	United States
Dell S.à r.l	Luxembourg
Dell S.p.A.	Italy
Dell s.r.o.	Slovakia
Dell SA	Switzerland
Dell SAS	Morocco
Dell SAS	France
Dell Services (China) Company Limited	China
Dell Singapore Pte. Ltd. (In Liquidation)	Singapore
Dell Soluzioni Finanziarie S.r.l.	Italy
Dell Sp. z o.o.	Poland
Dell Systems Applications Solutions, Inc.	United States

Exhibit 21.1

Dell Systems TSI (Hungary) Likviditásmenedzsment Korlátolt Felelısségő Társaság	Hungary
Dell Taiwan B.V.	Netherlands
Dell Taiwan B.V., Taiwan Branch	Taiwan (Province of China)
Dell Technologies Bulgaria EOOD	Bulgaria
Dell Technologies Capital, LLC	United States
Dell Technologies d.o.o. Beograd	Serbia
Dell Technologies DFS Holdings Limited	United Kingdom
Dell Technologies Egypt Limited	Egypt
Dell Technologies Inc.	United States
Dell Technologies Japan Inc.	Japan
Dell Technologies Kazakhstan and Central Asia LLP	Kazakhstan
Dell Technologies Lithuania UAB	Lithuania
Dell Technologies Pakistan (Private) Limited	Pakistan
Dell Technologies Philippines Inc.	Philippines
Dell Technologies Regional Headquarter (One Partner Company)	Saudi Arabia
Dell Technologies SLO, spremljajoče marketinške storitve, d.o.o.	Slovenia
Dell Technology & Solutions Israel Ltd	Israel
Dell Technology & Solutions LLC	Qatar
Dell Technology & Solutions Nigeria Limited	Nigeria
Dell Technology Products And Services Single Member S.A.	Greece
Dell Technology S.R.L.	Romania
Dell Teknoloji Limited Sirketi	Turkey
Dell Teknoloji Limited Sirketi - Ankara Branch	Turkey
Dell Trading (Kunshan) Company Limited	China
Dell UK Employee Financial Security Plan	United Kingdom
Dell UK Group Pension Scheme 2018	United Kingdom
Dell USA Corporation	United States
Dell USA GP L.L.C.	United States
Dell USA L.P.	United States
Dell USA LP LLC	United States
Dell Vendor Finance Facility 2017 L.L.C.	United States
Dell Vietnam Company Limited	Vietnam
Dell Vietnam Company Limited – Hanoi Branch	Vietnam
Dell World Trade Corporation	United States
Dell World Trade GP L.L.C.	United States
Dell World Trade L.P.	United States
Dell World Trade LP L.L.C.	United States
Denali Intermediate Inc.	United States
DFS B.V.	Netherlands
ECM Software Group Limited	Cyprus
EMC (Benelux) B.V.	Netherlands
EMC Australia Pty Limited	Australia
EMC Computer Systems	Qatar
EMC Computer Systems (China) Co., Ltd.	China

Exhibit 21.1

EMC Computer Systems (China) Co., Ltd. - Shanghai Branch Office	China
EMC Computer Systems (Malaysia) Sdn. Bhd.	Malaysia
EMC Computer Systems (South Asia) Pte. Ltd.	Singapore
EMC Computer Systems Austria GmbH	Austria
EMC Computer Systems Austria GmbH (“Rep Office in Egypt”)	Egypt
EMC Computer Systems Austria GmbH - Abu Dhabi	United Arab Emirates
EMC Computer Systems Austria GmbH ("Rep Office in Jordan")	Jordan
EMC Computer Systems Austria GmbH ("Saudi Arabia" branch)	Saudi Arabia
EMC Computer Systems Austria GmbH atstovybė ("Representative Office in Lithuania")	Lithuania
EMC Computer Systems Austria GmbH Eesti filiaal	Estonia
EMC Computer Systems Austria GmbH, podruznica Ljubljana	Slovenia
EMC Computer Systems Mexico, S.A. de CV	Mexico
EMC Computer Systems Philippines, Inc.	Philippines
EMC Corporation	United States
EMC Egypt Service Center Limited	Egypt
EMC Equity Assets LLC	United States
EMC Europe Limited	United Kingdom
EMC Global Holdings Company	United States
EMC Global Holdings Company (Foreign company registered in Australia)	Australia
EMC Information Systems (Thailand) Limited	Thailand
EMC Information Systems CIS	Russian Federation
EMC Information Systems Colombia Ltda.	Colombia
EMC Information Systems International Unlimited Company	Ireland
EMC Information Systems Management Limited	Ireland
EMC Information Systems Management Limited (Business Registration Number in Hong Kong: 63925364)	Hong Kong
EMC Information Systems Management Limited Singapore Branch	Singapore
EMC Information Systems Management Limited, German Branch	Germany
EMC Information Systems Nigeria Limited	Nigeria
EMC Information Technology Research & Development (Beijing) Co., Ltd.	China
EMC Information Technology Research & Development (Chengdu) Co., Ltd.	China
EMC Information Technology Research & Development (Shanghai) Co., Ltd.	China
EMC International Unlimited Company	Ireland
EMC IP Holding Company LLC	United States
EMC Ireland Holdings Unlimited Company	Ireland
EMC Israel Advanced Information Technologies Ltd.	Israel
EMC Middle East	United Arab Emirates
EMC Research and Development Centre	Russian Federation
EMC St. Petersburg Development Centre	Russian Federation
Flanders Road Holdings LLC	United States
LLC “EMC Information Systems Ukraine”	Ukraine
LLC Dell Ukraine	Ukraine
Moogsoft (Herd) LLC	United States
Moogsoft GmbH	Germany
Moogsoft Limited	United Kingdom

Exhibit 21.1

NBT Investment Partners LLC	United States
Newfound Investment Partners LLC	United States
Oy Dell Ab	Finland
PT Dell Indonesia	Indonesia
Representative Office of "Dell Emerging Markets (EMEA) Limited" in the Republic of Azerbaijan	Azerbaijan
Representative Office of EMC Computer Systems Austria GmbH Belgrade	Serbia
ScaleIO LLC	United States
SecureWorks Australia Pty. Ltd.	Australia
SecureWorks Corp.	United States
SecureWorks Europe Limited	United Kingdom
SecureWorks Europe S.R.L.	Romania
SecureWorks India Private Limited	India
SecureWorks Japan K.K.	Japan
SecureWorks SAS	France
Secureworks Software Canada ULC	Canada
SecureWorks, Inc.	United States
Sichuan An Cheng Security Technology Company	China
The Representative Office of Dell Global B.V. in Hanoi City	Vietnam
The Representative Office of Dell Global B.V. in Ho Chi Minh City	Vietnam
The Representative Office of EMC Computer Systems (South Asia) Pte. Ltd. in Hanoi City	Vietnam
The Representative Office of EMC Computer Systems (South Asia) Pte. Ltd. in Ho Chi Minh City	Vietnam
VCE Solutions Limited	United Kingdom
Virtustream Bulgaria EOOD	Bulgaria
Virtustream Canada Holdings, Inc.	Canada
Virtustream Cayman Holdings Limited	Cayman Islands
Virtustream Cloud Services Australia Pty Limited	Australia
Virtustream Cloud Services Ireland Unlimited Company	Ireland
Virtustream Cloud Services Japan K.K.	Japan
Virtustream Germany GmbH	Germany
Virtustream Group Holdings LLC	United States
Virtustream IP Holding Company LLC	United States
Virtustream Ireland Limited	Ireland
Virtustream Limited	Jersey
Virtustream LLC	United States
Virtustream LT UAB	Lithuania
Virtustream Security Solutions Private Limited	India
Virtustream Switzerland Sàrl, en liquidation	Switzerland
Virtustream UK Limited	United Kingdom